Securian Funds Trust
Supplement dated April 1, 2021 to the Statutory Prospectus, Summary Prospectus, and Statement of Additional Information for the SFT International Bond Fund dated May 1, 2020.
At a meeting held March 31, 2021, the Board of Trustees, on behalf of the SFT International Bond Fund (the “Fund”), appointed Brandywine Global Investment Management, LLC (“Brandywine Global”) as sub-adviser to the Fund and approved a new sub-advisory agreement between Brandywine Global and Securian Asset Management, Inc. (“Securian AM”), effective on or about May 1, 2021, pursuant to which Brandywine Global supports Securian AM in providing investment advice to the Fund.
Securian Funds Trust (the “Trust”) and Securian AM have obtained an exemptive order from the Securities and Exchange Commission allowing them to use a “manager of managers” strategy related to the management of the Trust. Under the manager of managers strategy, Securian AM may select new Fund sub-advisers upon the approval of the Trust’s Board of Trustees without shareholder approval. Securian AM may also change the terms of any investment sub-advisory agreement or continue to employ an investment sub-adviser after termination of an investment sub-advisory agreement.
Securian AM is responsible for overseeing sub-advisers and for recommending their hiring, termination and replacement. Securian AM retains ultimate responsibility for the investment performance of each fund employing a sub-adviser.
Please retain this supplement for future reference.

F96003 04-2021